Expenses by nature (Tables)	6 Months Ended
Jun. 30, 2026
Default Root [Abstract]
Summary of Expense by Nature

	Six months ended June 30,
	2025	2026
	RMB’million	RMB’million
Service costs (note i)	5,720	5,610
Advertising agency fees	603	581
Employee benefits expenses (note ii)	1,995	2,198
Promotion and advertising expenses	287	355
Notes:

(i)
Service costs mainly comprised content costs of royalties, revenue sharing fees paid to content creators and content delivery costs that primarily consisted of server, cloud services and bandwidth costs.

(ii)
During the six months ended June 30, 2025 and 2026, the Group incurred expenses for the purpose of research and development of approximately RMB1,140 million and RMB1,180 million, which comprised employee benefits expenses of RMB1,055 million and RMB1,094 million, respectively. No material development expenses had been capitalized for the six months ended June 30, 2025 and 2026.